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                                                                    EXHIBIT 10.3

                                      NOTE


US$80,000,000.00
                                                                     May 9, 2001


        FOR VALUE RECEIVED, and intending to be legally bound, SONICBLUE INCORPORATED, a Delaware corporation, formerly known as S3 Incorporated (the "Borrower"), hereby promises to pay to the order of CHINATRUST COMMERCIAL BANK, LTD., NEW YORK BRANCH, as an agent (the "Agent"), at the office of Chinatrust Commercial Bank, New York Branch, 366 Madison Avenue, 3rd Floor, New York, New York 10017, (or at such other place as shall be designated in writing for such purpose) in lawful money of the United States of America, EIGHTY MILLION DOLLARS ($80,000,000.00) pursuant to the Credit Agreement dated as of November 9, 2000, as amended by the First Amendment dated the date hereof, among the Borrower, certain Banks and Chinatrust Commercial Bank, Ltd., acting through its New York Branch, as Agent (as amended or otherwise modified from time to time, the "Credit Agreement"), on or before November 9, 2001. The Borrower further agrees to pay interest on the unpaid principal amount outstanding hereunder from time to time at such rates and times, as provided in said Credit Agreement.

        This note is the note referred to in, and is entitled to the benefits of, the Credit Agreement, and is secured by, and entitled to the benefits of, the Pledge Agreement, and the other documents referred to therein and entered into pursuant thereto. Capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement. Reference is hereby made to the Credit Agreement for the terms and provisions thereof, to which this note is in all respects subject, including, without limitation, provisions for the Borrower's rights and obligations and for the acceleration of the Borrower's liabilities to the Banks evidenced hereby upon the occurrence of certain events as therein specified and to the effect that, as fully set forth in the Credit Agreement, the aggregate of all interest that is contracted for, charged or received under or otherwise in connection with this note shall under no circumstances exceed the maximum interest permitted by applicable laws. The Agent and the Banks shall, in addition to all other remedies to which they may be entitled, have all of those rights and remedies with respect hereto as are provided in the Credit Agreement.

        The Borrower agrees that the books and records maintained by the Agent as to the amount, date and applicable interest rate for the loan evidenced hereby, any changes thereto and the amount and date of payment of each payment of principal or interest hereunder shall be binding on the Borrower, in the absence of manifest error.

        All parties now or hereafter liable with respect to this note, whether as maker, principal, surety, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

        No reference herein to the Credit Agreement and no provision of this note or the Credit

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Agreement shall alter or impair the obligations of the Borrower, which are absolute and unconditional, to pay the principal of and interest on this note at the place, at the respective times, and in the currency herein prescribed.

        Borrower promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in the Credit Agreement, incurred in the collection of this note. Borrower and any endorsers of this note and hereby waive diligence, presentment, protest, demand and notice of every kind.

        THIS NOTE SHALL BE SUBJECT TO AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAWS PRINCIPLES.

        THIS NOTE AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AS TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES; AND THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

        This note is intended to restate and substitute for, but not serve as payment of that certain promissory note dated November 9, 2000 made by S3 Incorporated in the original principal sum of US$70,000,000.00.

        IN WITNESS WHEREOF, the undersigned has caused this note to be executed at the place and on the date first above appearing.




                                            SONICBLUE INCORPORATED



                                            By: /s/ Ronald R. Matsushima
                                                --------------------------------
                                            Name: Ronald R. Matsushima
                                            Title: Vice President and Corporate
                                                   Treasurer




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STATE OF CALIFORNIA          )
                             ) ss.:                   [NOTARY SEAL]
COUNTY OF SANTA CLARA        )

        On the day 9 of May, in the year 2001, before me, the undersigned, personally appeared Ronald R. Matsushima, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made appearance before the undersigned in the San Jose. (Insert the city or other political subdivision and the state or country or other place the acknowledgment was taken)

                                     /s/ Jill Sewill
                                     ------------------------------
                                     Notary Public










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